SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 10, 2004


                        ME PORTFOLIO MANAGEMENT LIMITED,
                   (as manager of the SMHL Global Fund No. 5)
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                               Victoria, Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



     333-109590-01                                     Not Applicable
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



Level 23, 360 Collins Street, Melbourne, VIC 3000, Australia      Not Applicable
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                     (Zip Code)


                                  613 9605 6000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

          On November 21, 2003, pursuant to a registration statement (No. 333-109590) Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the SMHL Global Fund No. 5 (the "Trust"), publicly issued U.S.$750,000,000 of Class A Mortgage Backed Floating Rate Notes (the "Notes"). The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on May 10, 2004. Capitalized terms used in this Form 8-K have the same meanings given to them in the prospectus related to the Notes.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

                              ITEM 601(A) OF
                              REGULATION S-K
               EXHIBIT NO.      EXHIBIT NO.    DESCRIPTION
               -----------    --------------   -----------
                    1              99          Noteholders report for the
                                               Quarterly Payment Date on
                                               May 10, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the SMHL Global Fund No. 5, by the undersigned, thereunto duly authorized.


                                    ME Portfolio Management Limited,
                                    (in its capacity as Manager for the
                                    SMHL Global Fund No. 5)
                                    -----------------------------------
                                    (Registrant)



Dated:  May 17, 2004

                                    By:   /S/ NICHOLAS VAMVAKAS
                                       -----------------------------------------
                                    Name:   Nicholas Vamvakas
                                    Title:  Director (Chief Financial Officer)

                                INDEX OF EXHIBITS


                      ITEM 601(A) OF
                      REGULATION S-K
  EXHIBIT NO.         EXHIBIT NO.      DESCRIPTION
  -----------         --------------   -----------
      1                     99
                                       Noteholders report for the Quarterly
                                       Payment Date on May 10, 2004



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